UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

CHINA GREEN AGRICULTURE, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-18606	36-3526027
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

3rd Floor, Borough A, Block A. No.181, South Taibai Road, Xian, Shaanxi Province, People’s Republic of China 710065
(Exact name of Registrant as specified in charter)
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(011)-86-29-88266386

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 8.01 Other Events

On February 6, 2008, China Green Agriculture, Inc. (the “Company”) announced that it retained CCG Elite Investor Relations (“CCG Elite”), an affiliate of CCG Investor Relations as its investor relations consultant, the press release of which is attached herein as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following is filed as an exhibit to this report:
Exhibit No.	Description
Exhibit 99.1	Press Release dated February 6, 2008

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2008

CHINA GREEN AGRICULTURE, INC.
(Registrant)

	By:	/s/ Tao Li
Tao Li,
President and Chief Executive Officer